Exhibit 10.33

UNANIMOUS WRITTEN CONSENT OF THE

MANAGERS OF

WILLIS TOWERS WATSON US LLC

(ADOPTING AMENDMENT 2024-3 TO THE

WILLIS TOWERS WATSON SAVINGS PLAN FOR U.S. EMPLOYEES

(AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2017)

THE UNDERSIGNED, being the Managers of Willis Towers Watson US LLC (the “Company”), a Delaware limited liability company, do hereby consent to and adopt the following preambles and resolutions:

WHEREAS, the Company sponsors the Willis Towers Watson Savings Plan for U.S. Employees (Amended and Restated Effective January 1, 2017) (the “Plan”) for the benefit of its eligible employees and eligible employees of any participating employer; and

WHEREAS, Section 14.1 of the Plan provides that the Company has the authority to amend the Plan; and

WHEREAS, the Plan currently provides that the accounts of eligible Plan participants employed in the Benefits Delivery and Administration (“BDA”) segment of the Company (“BDA Participants”) will be credited with matching contributions equal to one hundred percent (100%) of the first one percent (1%) of eligible compensation they contribute and fifty percent (50%) of the next 5% of eligible compensation they contribute; and

WHEREAS, the Plan currently provides that the accounts of eligible Plan participants other than participants employed in the Benefits Delivery and Administration (BDA) segment of the Company (“Non-BDA Participants”) will be credited with an annual non-elective contribution in the amount of three and one-half percent (3.5%) of eligible compensation in lieu of matching contributions; and

WHEREAS, the Willis Towers Watson Public Limited Company and Willis HRH, Inc. (collectively the “Corporation”) has entered into that certain equity purchase agreement dated September 30, 2024 (the “Purchase Agreement”), with Project Granite Buyer, Inc. (the “Purchaser”), whereby Purchaser will purchase the stock of the entities comprising the Benefits Delivery and Administration (BDA) segment of the Company (the “BDA Divested Entities”) other than Extend Health, Inc. and Acclaris, Inc. (the “BDA Retained Entities”); and

WHEREAS, the BDA Participants who are employed by a BDA Divested Entity on the day following the closing date of the transaction that is the subject of the Purchase Agreement (“BDA Closing Date”) will cease participation in the Plan as of the Closing Date; and

WHEREAS, the Company desires to amend the Plan to provide that matching contributions made on behalf of Participants employed by a BDA Retained Entity shall cease with respect to eligible compensation for Plan Years commencing on and after January 1, 2025, and such Participants employed by a BDA Retained Entity shall thereafter be credited with an annual non-elective contribution in the amount of three and one-half percent (3.5%) of eligible compensation in lieu of matching contributions based on eligible compensation for Plan Years beginning on or after January 1, 2025;

WHEREAS, a BDA Participant in the Plan who is employed by a BDA Divested Entity on the BDA Closing Date and ceases to be employed by an Employer immediately after the BDA Closing Date shall be fully vested in his accounts under the Plan;

NOW THEREFORE BE IT RESOLVED, that the Company hereby adopts and approves an amendment to the Plan, contingent on the closing of the Purchase Agreement, to provide that (i) matching contributions made on behalf of BDA Participants employed by a BDA Retained Entity shall cease with respect to eligible compensation for Plan Years beginning on or after January 1, 2025, and such BDA Participants employed by a BDA Retained Entity shall thereafter be credited with an annual non-elective contribution in the amount of three and one-half percent (3.5%) of eligible compensation in lieu of matching contributions based on eligible compensation for Plan Years beginning on or after January 1, 2025, (ii) a BDA Participant in the Plan who is employed by a BDA Divested Entity on the BDA Closing Date and ceases to be employed by an Employer immediately after the BDA Closing Date shall be fully vested in his accounts under the Plan, and (iii) to make any other such changes as it determines are necessary or desirable to effectuate the intent of these resolutions; and

FURTHER RESOLVED, that Amendment 2024-3 to the Plan, in substantially the form that is attached hereto as Exhibit A, be, and hereby is, approved and adopted effective as of December 31, 2024; and

FURTHER RESOLVED, that the proper officers of the Company, any one of whom may act without the joinder of any of the others be, and hereby are, authorized, empowered, and directed for, on behalf of and in the name of the Company to negotiate execute, deliver and file any agreements, certificates, other instruments or documents, pay any consideration and do or cause to be done any and all such other acts and things as they, or any of them, may deem necessary, appropriate or advisable to effect or implement the resolutions adopted hereby, and any such action taken by any such proper officer of the Company shall be deemed to be conclusive evidence of such determination; and be it

FURTHER RESOLVED, that all acts and deeds of the proper officers of the Company taken prior to the date hereof to carry out the intent and to accomplish the purposes of the foregoing resolutions are hereby approved, adopted, ratified and confirmed in all respects as the acts and deeds of the Company; and be it

FURTHER RESOLVED, that the managers may sign these resolutions in any number of counterparts (including by facsimile) and each signed copy shall be an original and all of them together shall represent the same agreement.

IN WITNESS WHEREOF, the undersigned, being all of the managers of Willis Towers Watson US LLC, have executed this Unanimous Written Consent as of the latest date set forth below.

Dated:

_____________________________________________ ________________________, 2024
Jacqueline Bassani

_____________________________________________ ________________________, 2024
Emory Todd

EXHIBIT A

AMENDMENT 2024-3 TO THE

WILLIS TOWERS WATSON SAVINGS PLAN FOR U.S. EMPLOYEES

(AMENDED AND RESTATED EFFECTIVE JULY 1, 2017)

The Willis Towers Watson Savings Plan for U.S. Employees (Amended and Restated Effective January 1, 2017) is hereby amended, contingent on the closing of the acquisition of the BDA Divested Entities by Project Granite Buyer, Inc. pursuant to the equity purchase agreement dated September 30, 2024, as of December 31, 2024, as set forth below:

1. Article 1 of the Plan is hereby amended by adding new Sections 1.10C, 1.10D, and 1.10E to read as follows:

“1.10C “BDA Closing Date” shall mean the closing date of the acquisition of the BDA Divested Entities by Project Granite Buyer, Inc. pursuant to the equity purchase agreement dated September 30, 2024, with Project Granite Buyer, Inc. (the “Purchaser”), whereby Purchaser will purchase the equity of the BDA Divested Entities.

1.10D “BDA Divested Entity” shall mean:

(a) MG LLC D/B/A/ TRANZACT;

(b) Omni Direct Inc.;

(c) Trubridge Inc.;

(d) TZ Insurance Solutions LLC; and

(e) VTH Solutions.”

1.10E “BDA Retained Entity” shall mean:

(a) Extend Health, Inc.; and

(b) Acclaris, Inc.

2. Article I of the Plan is hereby amended by adding a new Section 1.36A to read as follows:

“1.36A “Employer Matching Account” shall mean the account established for the Participant in accordance with Section 7.1(u) relating to contributions that an Employer makes on behalf of a BDA Participant in accordance with Section 5.2(a) relating to Matching Contributions made to the Plan on and after January 1, 2024.”

3. Article 3 of the Plan is hereby amended by adding a new Section 3.5 to read as follows:

“3.5 Non-Elective Contribution Eligibility.

(a)
Eligibility Waiting Period.

(i)
An Eligible Non-BDA Employee is eligible for the Non-Elective Contribution on the later of January 1, 2024 and the date he or she becomes an Eligible Non-BDA Employee.

(ii)
An Employee employed by a BDA Retained Entity is eligible for the Non-Elective Contribution on the later of January 1, 2025, or the date he or she becomes an Eligible Employee.

(b) Entry into the Plan. An Eligible Employee shall become a Participant for purposes of the Non-Elective Contribution, without regard to Plan Section 3.3, as of the date the applicable Non-Elective Contribution is allocated.”

4. Section 5.2 is hereby amended and restated in its entirety to read as follows:

“5.2 Employer Matching Contributions.

(a) Subject to the limitations described in Article 6, for each Plan Year ending prior to January 1, 2025, the Employer shall contribute to the Plan, on behalf of each BDA Participant who has made Elective Deferrals under Article 4 (including any Basic Elective Deferrals made pursuant to Section 4.1(a), Additional Elective Deferrals made pursuant to Section 4.1(c) and Roth 401(k) Contributions made pursuant to Section 4.5) for such Plan Year, an amount equal to one hundred percent (100%) of each such BDA Participant’s Elective Deferrals for the Plan Year which, in the aggregate, are not in excess of one percent (1%) of the BDA Participant’s Compensation as a BDA Participant for such Plan Year, and an amount equal to fifty percent (50%) of each such BDA Participant’s Elective Deferrals for the payroll period which, in the aggregate, are not in excess of the next five percent (5%) of the BDA Participant’s Compensation while a BDA Participant for such Plan Year.

(b) For Plan Years ending prior to January 1, 2024, the Employer shall contribute to the Plan as soon as practicable following the end of the Plan Year, on behalf of each Participant who made Elective Deferrals during calendar year, additional Matching Contributions in an amount equal to a fixed percentage, which percentage shall be the average of the percentages in affect for each payroll period of the calendar year, of the Elective Deferrals of each such Participant, if any, which (i) do not exceed three and one-half percent (3.5%) of such Participant’s Compensation (determined for the entire calendar year) and (ii) have not otherwise been treated as the basis for

Matching Contributions under Section 5.2 of the Plan for the calendar year.

(c) Matching Contributions made pursuant to Section 5.2(a) with respect to Compensation for calendar years commencing on and after January 1, 2024 shall be allocated as of the last day of the Plan Year to the Employer Match Accounts of BDA Participants who are eligible to share in such contributions in the amount determined pursuant to this Section 5.2. All other Matching Contribution made pursuant to this Section 5.2 shall be allocated as of the last day of the Plan Year to the WTW Match Accounts of Participants who are eligible to share in such contributions in the amount determined pursuant to this Section 5.2.

(d) No Matching Contributions shall be made with respect to a non-BDA Participant’s Compensation for calendar years commencing on or after January 1, 2024.

(e) No Matching Contributions shall be made with respect to a BDA Participant’s Compensation while employed by a BDA Retained Entity for calendar years commencing on or after January 1, 2025.

(f) No Matching Contributions shall be made with respect to a BDA Participant’s Compensation while employed by a BDA Divested Entity received after the BDA Closing Date.”

5. Article 5 is hereby further amended by redesignating Section 5.3 and Section 5.4 and adding a new Section 5.3 to read as follows:

“5.3 Non-Elective Contributions.

(a)
Amount of Non-Elective Contribution.

(i)
For each Plan Year, so long as the Plan shall remain in effect, the Company shall contribute and pay over to the Plan as a Non-Elective Contribution on behalf of each Eligible Non-BDA Employee three and one-half percent (3.5%) of such Eligible Non-BDA Employee’s Compensation (determined for the portion of such Plan Year the Eligible Non-BDA Employee was an Eligible Non-BDA Employee).

(ii)
For each Plan Year commencing on or after January 1, 2025 and so long as the Plan shall remain in effect, the Company shall contribute and pay over to the Plan as a Non-Elective Contribution on behalf of each Eligible Employee employed by a BDA Retained Entity three and one-half (3.5%) of such Eligible Employee’s Compensation (determined for the portion of such Plan Year the Eligible Employee was employed by a BDA Retained Entity as an Eligible Employee).

(b) Allocation of Non-Elective Contribution. Non-Elective Contributions are allocated as of the last day of the Plan Year.”

6. Section 7.1 is hereby amended by adding a new subsection (u) to the end thereof to read as follows:

(u) Employer Match Account. The value of the Matching Contributions made on behalf of a Member pursuant to Section 5.2(a) relating to Matching Contributions made to the Plan on and after January 1, 2024, and any investment performance thereon, transfers in and out, and expenses properly allocable thereto, shall be accounted for in this account.

7. Section 10.1 is hereby amended by adding a new subsection (l) to the end thereof to read as follows:

“(l) Notwithstanding the preceding vesting schedules, a BDA Participant in the Plan who is employed by a BDA Divested Entity on the BDA Closing Date and ceases to be employed by an Employer immediately after the BDA Closing Date shall be fully vested in his Account.”